UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

July 30, 2015
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DEVRY EDUCATION GROUP INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 30, 2015, DeVry Education Group Inc. (“DeVry Group”) learned that the Office of the United States Attorney for the Northern District of Ohio has declined to intervene in a lawsuit alleging violations of the False Claims Act. The decision not to intervene came after the United States Attorney for the Northern District of Ohio had been provided materials in response to the inquiry which DeVry Group announced on Form 8-K on April 17, 2015.  The lawsuit was filed over two years ago. If the relator elects to proceed with the lawsuit individually, DeVry Group intends to defend itself vigorously

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY EDUCATION GROUP INC.
(Registrant)

Date:	July 31, 2015	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Vice President, Chief Accounting Officer and Treasurer